UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2008

Margo Caribe, Inc.

(Exact name of registrant as specified in its charter)
Puerto Rico	001-15336	66-0550881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Road 690, Kilometer 5.8 Vega Alta, Puerto Rico		00692
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (787) 883-2570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.136-4(c))

Item 8.01	Other Events

On September 29, 2008, Margo Caribe, Inc. issued a press release announcing that it had filed a Form 15 with the Securities and Exchange Commission (the “Commission”) on September 26, 2008 to deregister its common stock under the Securities Exchange Act of 1934.  Upon the filing of the Form 15, the company’s obligation to file certain reports with the Commission, including Forms 10-K, 10-Q and 8-K, was immediately suspended.  However, the company continues to work on its delayed quarterly reports on Form 10-QSB for each of the first three quarters of 2006 and 2007, its annual reports on Form 10-KSB for the years ended December 31, 2006 and 2007, and its quarterly reports on Form 10-Q for the first two quarters of 2008, and will file these reports as soon as practicable.

A copy of the Company’s press release appears as Exhibit 99.1 to this current report.

Item 9.01         Financial Statements and Exhibits

(d)        Exhibits

99.1      Copy of press release, dated September 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2008

MARGO CARIBE, INC.

By:	/s/ John Upchurch
Name:	John Upchurch
Title:	Chief Financial Officer